UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

KLA-TENCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2016, KLA-Tencor Corporation (the “Company”) issued a press release announcing, and furnished a letter to stockholders disclosing, selected operating results for its fourth quarter of fiscal year 2016 and for the 12 months then ended. A copy of the press release is furnished as Exhibit 99.1, and a copy of the letter to stockholders is furnished as Exhibit 99.2, to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01	Other Information.

The Company and Lam Research continue to work diligently to receive the necessary regulatory approvals and target completion of the merger in the coming few months.

Caution Regarding Forward-Looking Statements

Statements regarding the timing of receipt of regulatory approvals and completion of the mergers are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability of the parties to consummate the mergers; the risk that regulatory approvals required for the mergers are not obtained or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the mergers are not satisfied; and the other factors described under “Risk Factors – Risks Associated with the Merger” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and the joint proxy statement/prospectus filed by Lam Research on January 13, 2016 with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Text of press release furnished by KLA-Tencor Corporation dated July 28, 2016

99.2	Text of letter to stockholders furnished by KLA-Tencor Corporation on July 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: July 28, 2016	By:	/s/ Teri A. Little
	Name:	Teri A. Little
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release furnished by KLA-Tencor Corporation dated July 28, 2016

99.2	Text of letter to stockholders furnished by KLA-Tencor Corporation on July 28, 2016